Community Trust®
Bancorp, Inc.

2011
Investor Presentation

NASDAQ: CTBI

www.ctbi.com

May 2011







CAUTIONARY STATEMENT

Information provided herein by CTBI contains "forward-looking" information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI's 2010 Annual Report on Form 10-K Part I, Item 1. for additional information.

Corporate Profile

▪ Total Assets	$3.5 billion
▪ Total Loans	$2.6 billion
▪ Total Deposits, including Repurchase Agreements	$3.0 billion
▪ Total Equity	$344.5 million
▪ Dividend Yield	4.41%
▪ Total Market Capitalization	$426.0 million
▪ 2010 EPS	$2.17
▪ 2010 P/E	13.35x

Financial data as of March 31, 2011 unless otherwise noted.

Corporate History

1903	Pikeville National Bank founded
1981	Formed Pikeville National Corporation
1987-2005	Acquired 14 banks and purchased 17 branch locations
1997	Changed name to Community Trust Bancorp, Inc.
2010	Acquired LaFollette First National Corporation
Presently	Two operational subsidiaries~ Community Trust Bank, Inc. and Community Trust and Investment Company

Our Banking Franchise



Georgetown
Frankfort
Versailles
Lexington
Mount Sterling
Winchester
Harrodsburg
Richmond
Danville
Lebanon
Mount Vernon
Campbellsville
Greensburg
London
Columbia
Jamestown
Corbin
LaFollette
Clinton
Russell
Huntington
Williamson
Hazard
Jenkins
Community Trust Bank Branch Office
Community Trust & Investment Office

Serving customers in 80 branch locations in 35 counties throughout Kentucky, Tennessee, and West Virginia

Community Trust® Bancorp, Inc.

Expanding Our Banking Franchise

Completed the acquisition of LaFollette First National Corporation on November 17, 2010

- Assets acquired - $183.6 million
- Loans acquired - $118.6 million
- Deposits acquired - $164.1 million
- Cost of acquisition - $17.3 million
- 4 offices – LaFollette Main, LaFollette Mall, Jacksboro, and Clinton
- Contributed $0.02 per share to EPS for 2010

Our Banking Franchise

Central Region

Loans - $547 million

Deposits - $445 million

- Danville
- Lexington
- Mt. Sterling
- Richmond
- Versailles
- Winchester

Eastern Region

Loans - $849 million

Deposits - $1.1 billion

- Floyd/Knott/Johnson
- Hazard
- Pikeville
- Tug Valley
- Whitesburg

Northeastern Region

Loans - $328 million

Deposits - $511 million

- Advantage Valley
- Ashland
- Flemingsburg
- Summersville

South Central Region

Loans - $498 million

Deposits - $610 million

- Campbellsville
- LaFollette
- Middlesboro
- Mt. Vernon
- Williamsburg

CTIC

Assets Under Management - $1.2 billion

Revenues - $8.8 million

- Ashland
- Lexington
- Middlesboro
- Pikeville
- Versailles

Financial Info as of 12/31/10

Market Analysis

- Competitive Position
  - **Largest Kentucky domiciled bank holding company**
  - **#1 in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions**
  - **6th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions**
- Community Banking Model
- Economic Diversity
- Concentration Risk Management
- Growth in Sources of Noninterest Income

Executive Management Team

Name	Position	Banking Experience	Yrs. w/ CTBI
Jean R. Hale	Chairman, President and CEO	42 years	42
Mark A. Gooch	CTB President and CEO	30 years	30
Andy Waters	CTIC President and CEO	24 years	7
Kevin J. Stumbo	EVP/Controller	24 years	16
Steven E. Jameson	EVP/Risk Manager	26 years	7
James J. Gartner	EVP/Chief Credit Officer	43 years (17 at OCC)	9
James B. Draughn	EVP/Operations	18 years	18
Larry W. Jones	EVP/C KY President	43 years	9
Richard W. Newsom	EVP/E KY President	28 years	28
Ricky Sparkman	EVP/SC KY/TN President	26 years	17
D. Andrew Jones	EVP/NE KY/WV President	24 years	24

Operational Philosophy

- Traditional community banking business model
- Executive management and board of director commitment to corporate governance
- Local market presidents
- Decentralized decision making
- Centralized operations and risk management
- Strong loan portfolio risk management process
- Specialized product offerings
- Maximized use of technology
- Maintain a strong tangible equity position
- Growth through both internal and de nova branching and acquisition
- Consistent long-term performance

Operational Challenges

- Impact from National and Regional Economic Conditions
  - Slow economic recovery
  - Weak real estate market continuing
  - National and regional unemployment rate remains high
  - Increased regulation of the coal mining industry
  - Decline in natural gas prices
  - Deterioration in asset quality
  - Increased loan defaults and increased other real estate owned

- Regulatory changes
  - Deposit overdraft fees
  - FDIC insurance
  - Unknown results of proposed regulatory reform

- Maintaining a strong net interest margin

Performance Summary

	2010	2009	2008	2007	2006
EPS	$2.17	$1.66	$1.54	$2.42	$2.59
ROAA	1.03%	0.82%	0.79%	1.23%	1.33%
ROAE	9.90%	7.89%	7.48%	12.45%	14.51%
Net Int. Margin	4.07%	3.77%	3.88%	3.90%	4.02%
Efficiency Ratio	59.45%	63.56%	58.39%	57.62%	56.67%
Nonperf. Loans	2.38%	1.70%	2.22%	1.43%	0.65%
Net Charge-offs	0.58%	0.66%	0.38%	0.27%	0.29%
% of Average Assets:					
Nonint. Income	1.27%	1.34%	1.24%	1.23%	1.11%
Nonint. Expense	2.98%	3.08%	2.83%	2.79%	2.73%

Earnings Review

Earnings Per Share


$2.59
$2.42
$1.54
$1.66
$2.17
$0.45
$0.61
2006
2007
2008
2009
2010
Mar '10
Mar '11

- EPS increased 30.7%
- 2011 EPS goal – $2.56 to $2.65 per share

Net Income



(in millions)
$39.1
$36.6
$23.1
$25.1
$33.0
2006
2007
2008
2009
2010
$6.8
$9.3
Mar '10
Mar '11

- 2011 goal for net income – $39 to $41 million

Community Trust® Bancorp, Inc.

Revenues



(in millions)
$140.3
$142.6
$125.4
$146.9
$160.2
$175.7
2006
2007
2008
2009
2010
Mar '11

- 2010 revenues increased 9.0%
- 2011 goal for revenues – $174 to $178 million
- Interest income lost from nonperforming loans and OREO - $4.6 million

**Mar '11 annualized*

Noninterest Income

as a % of Total Revenue



(in millions)
$32.6
$36.6
$21.8
$41.4
$40.9
$43.5
32%
26%
20%
14%
2006
2007
2008
2009
2010
Mar '11
Noninterest Income
% of Total Revenue

- 2010 noninterest income
  - Decreased gains on sales of loans
  - $0.8 million decline in the fair value of our mortgage servicing rights
  - Increases in trust and brokerage revenue and deposit service charges
- 2011 goal for noninterest revenue – 22% to 24% of total revenue

**Mar '11 annualized*

Net Interest Revenue



(in millions)
$107.8
$106.0
$103.6
$105.5
$119.3
$132.1
2006
2007
2008
2009
2010
Mar '11

- 2010 increase in net interest revenue was $13.8 million
  - Net interest margin increased 30 basis points year over year
  - Average earning assets increased $131.3 million

**Mar '11 annualized*

Net Interest Margin


4.02%
3.99%
3.90%
3.78%
3.88%
3.59%
3.77%
3.57%
4.07%
3.69%
4.27%
2006
2007
2008
2009
2010
Mar '11
CTBI
Peer

- Pressure on the margin
- 1-year cumulative gap position at 3/31/11 – (5.93)%
- % of assets repricing
  - Within 30 days 40.65%
- % of liabilities repricing
  - Within 30 days 19.80%
  - Within 90 days 27.01%
  - Within 180 days 40.08%

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2010 for bank holding companies with consolidated assets of $3 billion to $10 billion. Mar '11 peer data not yet available.

Net Noninterest Expense as a % of Average Earning Assets



(in millions)
$47.8
$46.4
$60.8
$52.4
$55.1
$64.1
2.30%
2.10%
1.90%
1.70%
1.50%
2006
2007
2008
2009
2010
Mar '11
Net Noninterest Expense
% of Earning Assets

Noninterest Expense & Efficiency Ratio



(in millions)
$80.4
$83.1
$82.5
$93.8
$96.1
$107.7
75%
70%
65%
60%
55%
50%
2006
2007
2008
2009
2010
Mar '11
Noninterest Expense
Efficiency Ratio
Peer

*Mar '11 annualized

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2010 for bank holding companies with consolidated assets of $3 billion to $10 billion. Mar '11 peer data not yet available.

Community Trust Bancorp, Inc.

Return on Average Assets


1.33%
1.10%
1.23%
0.89%
0.79%
0.13%
0.82%
-0.18%
1.03%
0.29%
1.11%
2006
2007
2008
2009
2010
Mar '11
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2010 for bank holding companies with consolidated assets of $3 billion to $10 billion. Mar '11 peer data not yet available.

Balance Sheet Review

Total Assets


(in billions)
$2.97
$2.90
$2.95
$3.09
$3.36
$3.46
2006
2007
2008
2009
2010
Mar '11

- Total assets increased 8.7% during 2010 to $3.36 billion
  - Loan growth $169.4 million, including $118.6 million from LaFollette
  - Deposit growth $243.9 million, including $164.1 million from LaFollette
  - Investment portfolio growth $56.8 million, including $29.8 million from LaFollette
- 2011 goal for increase in total assets -- $70 to $80 million

Total Loans


(in billions)
$2.17
$2.23
$2.35
$2.44
$2.61
$2.59
2006
2007
2008
2009
2010
Mar '11

- 2011 loan growth goal – $17 to $20 million

Loan Portfolio Mix

March 31, 2011


Consumer 18%
Comm R/E 36%
R/E Mortgage 30%
Comm Other 16%

Concentrations of Credit

as a % of Total Loans



March 31, 2011
2.1%
4.4%
2.1%
1.8%
5.4%
3.6%
1.6%
1.6%
Agricultural
Apartments & Rental Housing
Coal Mining & Support
Floorplans
Hotel/Motel
Non-Residential Real Estate Rental
Bank Holding Company
Land Subdivision and Development

Community Trust Bancorp, Inc.

Net Charge-offs

as a % of average loans


1.61%
1.45%
0.70%
0.66%
0.58%
0.63%
0.38%
0.29%
0.27%
0.24%
0.13%
2006
2007
2008
2009
2010
Mar '11
CTBI
Peer

Loan Loss Reserve

as a % of net loans


2.28%
2.25%
1.53%
1.27%
1.26%
1.31%
1.34%
1.34%
1.36%
1.17%
1.21%
2006
2007
2008
2009
2010
Mar '11
CTBI
Peer

Nonperforming Loans

as a % of total loans


4.20%
3.99%
2.41%
2.22%
2.38%
2.22%
1.70%
1.43%
1.08%
0.65%
0.56%
2006
2007
2008
2009
2010
Mar '11
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2010 for bank holding companies with consolidated assets of $3 billion to $10 billion. Mar '11 peer data not yet available.

Nonperforming Assets

as a % of Total Assets


0.63%
1.38%
2.13%
2.56%
3.13%
3.04%
2006
2007
2008
2009
2010
Mar '11

Community Trust® Bancorp, Inc.

Total Deposits
including Repurchase Agreements



(in billions)
$2.50
$2.45
$2.49
$2.64
$2.89
$2.99
2006
2007
2008
2009
2010
Mar '11

- 2011 growth in total deposits including repurchase agreements goal – $70 to $80 million

Total Deposits
including Repurchase Agreements

March 31, 2011



Repurchase Agreements 7%
Noninterest Bearing 19%
Other Time 5%
NOW 1%
CDs <$100K 23%
MMDA 16%
Savings 8%
CDs >$100K 21%

Shareholder Value

Dividends Per Share


$1.05
$1.10
$1.17
$1.20
$1.21
$1.22
4.3%
2006
2007
2008
2009
2010
2011*

- 2010 cash dividends increased 0.8%
- 4.3% compound growth rate for past five years
- December 31, 2010 cash dividend yield was 4.21%

**2011 is projected DPS*

Community Trust® Bancorp, Inc.

Shareholders' Equity


(in millions)
$282.4
$301.4
$308.2
$321.5
$338.6
$344.5
5.9%
2006
2007
2008
2009
2010
Mar '11

- Shareholders' equity has increased 19.9% during the past five years
- 5.9% compound growth rate for the past five years
- 2011 goal for shareholders' equity – $358 to $361 million

Book Value Per Share


$18.63
$20.03
$20.46
$21.17
$22.16
$22.38
2006
2007
2008
2009
2010
Mar '11

Tangible Common Equity/Tangible Assets


7.40%
8.27%
8.37%
8.47%
8.26%
8.19%
2006
2007
2008
2009
2010
Mar '11

Total Market Capitalization

(in millions)


$629.5
$414.2
$554.1
$371.7
$444.1
$426.0
2006
2007
2008
2009
2010
2011

Price to Tangible Book Value

	2006	2007	2008	2009	2010	2011
CTBI	2.93x	1.77x	2.29x	1.45x	1.63x	1.53x
Peer	2.59x	1.85x	1.91x	1.03x	1.29x	1.25x

All data is as of year-end except 2011 which is as of March 31, 2011

Peer data obtained from SNL Financial; group consists of 18 publically traded regional bank holding companies with an average asset size of $3.1 billion.

Comparison of 5 Year Cumulative Total Return

among CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks



$200
$100
$0
2005
2006
2007
2008
2009
2010
Community Trust Bancorp, Inc.
NASDAQ Stock Market (U.S.)
NASDAQ Bank Stocks

- An investment in CTBI stock on December 31, 2005 would have outperformed the NASDAQ Bank Stocks Index and the NASDAQ Composite at December 31, 2010

Community Trust Bancorp, Inc.

Comparison to Russell 2000 Index

of small cap companies

Return to Investors

December 31, 2010



23.85%
26.87%
6.12%
2.22%
2.66%
4.48%
13.93%
6.36%
1-Year
3-Year
5-Year
10-Year
CTBI
Russell 2000

- 3-, 5-, and 10-year total returns annualized

Core Value Long-Term Investment

- 12 stock splits and 9 stock dividends
- 30 years of consecutive increases in cash dividends
- 5-year compound growth rate of cash dividends 4.3%
- Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock Index
- CTBI shareholders include
  - 89 institutional investors (including CTIC – 10.1%) hold 7.2 million shares (46.7%)
  - 183 mutual funds hold 3.3 million shares (21.1%)

Analyst Comments

- "This well managed institution is getting through the banking crisis in much better shape than many other banks."

  -- Hilliard Lyons

  Rating: Buy

- "We continue to view Community Trust as a high-quality franchise that deserves an above-peer multiple."

  --Keefe, Bruyette & Woods

  Rating: Market Perform

- "Longer term, we view the company's shares as a core holding for investors looking for exposure to the group."

  --Raymond James (formerly Howe Barnes Hoefer & Arnett)

  Rating: Market Perform

- "We continue to view CTBI as a high-quality name that has delivered consistent profitability throughout the downturn . . . "

  --Sandler O'Neill & Partners

  Rating: Buy

Community Trust® Bancorp, Inc.

CTBI's Franchise Value

- History of solid investor returns
- Community banking strategy
- Growth and good financial performance in slow growth markets
- Growth strategies
  - Acquisitions
  - De nova branches
  - Trust subsidiary
  - Full service brokerage
- Strong experienced management team and 1,000 dedicated employees
- Our shareholders

Community Trust®
Bancorp, Inc.





